EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in the Prospectus constituting part of this Registration Statement on Form SB-2 (File No. 333-__________) of our report dated May 3, 1999 (except as to Notes 1 and 8 which are as of August 18, 1999), on our audits of the consolidated financial statements of ViaVid Broadcasting, Inc. and Subsidiary.

                           Davidson & Company (signed)
VANCOUVER, B.C.                                         CHARTERED ACCOUNTANTS
February 2, 2000